                                 EXHIBIT 10.22
                            FIRST AMENDMENT TO THE
                              CHEMED/ROTO-ROOTER
                           SAVINGS & RETIREMENT PLAN

1. Section 2.11 of the Plan is hereby amended in its entirety to read as follows:

     2.11 "Eligible Employee"shall mean each Employee who is employed by an
           -----------------
Employing Unit excluding the following:

1.   Union Employee,
2.   Leased Employee,
3. any individual who performs service for an Employing Unit pursuant to a written agreement which provides that such individual shall not be eligible to participate in the Plan, or
4. any individual who performs service for an Employing Unit which classifies and treats such individual as an independent contractor, even if such individual is subsequently classified by the Internal Revenue Service as a common law employee of an Employing Unit.

2. Section 2.20 of the Plan is hereby amended in its entirety to read as follows:

     2.20  "Entry Date" shall mean the first day of the first payroll
            -----------
period coincident with or immediately following the first day of each month or any other date specified by Chemed with respect to an Employing Unit.

3. Section 4.2 of the Plan is hereby amended in its entirety to read as follows:

     4.2  Basic Employee Contributions.
          ----------------------------

          (a) Except as provided in (b) below, a Participant will automatically have deducted from his Compensation and contributed to his 401(k) Contribution Account under the Plan as a Basic Employee Contribution an amount equal to 2% of his Compensation. Such automatic 2% deduction and contribution shall continue until the Participant elects to change or discontinue such contribution in accordance with administrative procedures established by the Plan Administrator.

          (b) Notwithstanding (a) above, a Participant may affirmatively elect to contribute Basic Employee Contributions in an amount other than the automatic 2% contribution in an integral percentage up to 6% of his Compensation. A Participant electing to make such contributions shall specify whether such contributions shall be made wholly to his 401(k) Contribution Account or to his Thrift Contribution Account or, in specified increments of 1% of his Compensation, to his 401(k) Contribution Account and to this Thrift Contribution Account.

     4. Section 4.5 (b) of the Plan is hereby amended in its entirety to read as follows:

          (b) Reinstate suspended Basic Employee Contributions or Supplemental Employee Contributions in accordance with procedures established by the Plan Administrator. A Participant cannot reinstate suspended Supplemental Employee Contributions unless he is then making, or concurrently reinstates, the required amount of Basic Employee Contributions.

     5.   Appendix B is hereby amended in its entirety as follows:

                          APPENDIX B - SERVICE CREDIT
                          ---------------------------

     Service with the following companies will be credited under the Plan for purposes of eligibility and vesting:

     1.  Caldwell Heating and Air Conditioning of Newnan, Inc.
     2.  Reliance Plumbing, Inc.
     3.  Extra Speedy Service, Inc.
     4.  Pete Edmiston Plumbing & Heating
     5.  Boyd Air Conditioning and Insulation Co.
     6.  ServiceAIR, Inc.
     7.  LaNois' Walrus Air Co., Inc.
     8.  D. Kilian, Inc.
     9.  Claymon Corp.
     10. A-aachen Citywide Plumbing, Inc.
     11. Cassidy Plumbing and Heating, Inc.
     12. Diversified Mechanical Services, Inc.
     13. A-1 Rootmaster, Inc.
     14. Geoson, Inc. & Daniels-Dallaire, Inc.
     15. Catons' Plumbing, Heating & Air Conditioning, Inc.
     16. Environmental Pipe, Inc.
     17. Dolfran, Inc. & Ridin Pipeline, Inc.
     18. Roto-Rooter of Kitsap County, Inc.
     19. Drain Masters RTP, Inc.
     20. Starburst, Inc.
     21. Sure Flow, Inc.; provided, however, the earliest date on which any Employee who was formerly employed by Sure Flow, Inc. may become a Participant in the Plan is May 1, 1999
     22. Service as an employee of Job Corps but only while performing services on behalf of Roto-Rooter, Inc. or an Affiliated Company
     23. Rusk Heating and Air Conditioning, Inc.
     24. HDH Services, Inc.

     25. Kennell Enterprises, Inc.

     IN WITNESS WHEREOF, Chemed Corporation has caused its name to be subscribed to this amendment effective on the 6/th/ day of September, 2000.

                                            CHEMED CORPORATION

                                            By: /s/ Naomi C. Dallob
                                                -----------------------------